Exhibit 99.1

Marchex Announces Second Quarter 2017 Results

SEATTLE – August 2, 2017-- Marchex, Inc. (NASDAQ:MCHX), a leading provider of call analytics that drive, measure, and convert callers into customers, today announced its financial results for the second quarter ended June 30, 2017.

Q2 2017 Financial Highlights

•	Revenue was $22.0 million for the second quarter of 2017, compared to $34.4 million for the second quarter of 2016.
•	Net loss was $1.3 million for the second quarter of 2017 or $0.03 per diluted share. For the second quarter of 2016, net loss was $68.8 million or $1.65 per diluted share.
	Q2 2016	Q2 2017
Revenue	$34.4 million	$22.0 million
Non-GAAP Results[1]:
Enterprise Revenue[2]	$26.3 million	$17.2 million
Adjusted OIBA	($1.6) million	($0.3) million
Adjusted EBITDA	($0.8) million	$0.4 million
Cash Balance	$106 million	$102 million

•	Adjusted non-GAAP earnings (loss) per share[1] for the second quarter of 2017 was ($0.01), compared to ($0.02) for the second quarter of 2016.
•	During the second quarter of 2017, YP contributed $4.8 million in revenue, compared to $8.1 million in the second quarter of 2016.

[1]

Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

[2]	Enterprise Revenue represents total revenue less revenue generated from our contracts with YP.

Strategic Priorities Update

•

Accelerate Product Innovation.  Marchex Audience Targeting launched in July 2017 is a new solution that leverages real customer interactions to automatically build high value audience segments for display and social media platforms. By helping brands understand who is calling, and what they’re calling about, Marchex Audience Targeting empowers marketers with the ability to target high intent audiences with their Facebook and display campaigns. Marketers can fine-tune campaigns down to specific audience segments that are most likely to convert to customers, or find new segments and opportunities that haven’t been targeted before.

Marchex Search Essentials launched in June 2017 is a new version of our leading Search Analytics previously targeted to enterprise-level companies with large marketing budgets. Marchex Search Essentials is available to all companies of all sizes to maximize spend and increase ROI on paid search campaigns. Marchex Search Essentials helps eliminate a major blind spot for marketers by attributing inbound phone calls to paid search keywords and as a result, marketers have the insights they need to make real time adjustments to drive stronger, more efficient performance for their paid search campaigns.

Independent Research Study highlights the value of customers that call. In July 2017, Marchex announced the results of an industry survey that helps marketers invest their marketing spend and increase their return on investment. Based on a survey of marketing decision makers, the study from Forrester Consulting showed that customers who call a business are the most valuable prospects for a business. The report found that phone customers convert faster, spend more, and have a higher retention rate than customers who contact brands via other channels such as in-store or on-line. The report can be downloaded here.

•

Expand Strategic Partnerships.  New integrations with Adobe Analytics Cloud, announced in June 2017, enable marketers to both increase sales and retain customers by better understanding how customers and prospects interact with their brands. Marchex was also promoted to Business partner in the Adobe Exchange partner program for Adobe Experience Cloud.

“While we have continued to focus on stabilizing the business and laying the foundation to return the company to growth, I am pleased to report that the company returned to positive operating cash generation in the second quarter,” said Michael Arends, Chief Financial Officer. “We are expanding our product pipeline and strategic partnership base while we continue to focus on adding to and growing our base of customer relationships. These initiatives are building blocks for putting Marchex back on a path to long term growth.”

Business Outlook

The following forward-looking statements reflect Marchex's expectations as of August 2, 2017.

Financial Guidance for the Third Quarter ending September 30, 2017

Revenue	$21 million or more
Adjusted OIBA[1]	a loss of $1 million or better
Adjusted EBITDA[1]	breakeven or better

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Wednesday, August 2, 2017, to discuss its second quarter ended June 30, 2017 financial results and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of Marchex’s website at www.marchex.com.  An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex

Marchex understands the best customers are those who call your company - they convert faster, buy more, and churn less. Marchex provides solutions that help companies drive more calls, understand what happens on those calls, and convert more of those callers into customers. Our actionable intelligence strengthens the connection between companies and their customers, bridging the physical and digital world, to help brands maximize their marketing investments and operating efficiencies to acquire the best customers.

Please visit http://www.marchex.com, www.marchex.com/blog or @marchex on Twitter (Twitter.com/Marchex), where Marchex discloses material information from time to time about the company, its financial information, and its business.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, dispositions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex's actual results to differ materially from those indicated by such forward-looking statements including but not limited to product demand, order cancellations and delays, competition and general economic conditions. These factors are described in greater detail in the "Risk Factors" section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of August 2, 2017 and Marchex undertakes no duty to update the information provided herein.

This press release may contain links to third party websites or materials. These links are provided solely as a convenience to you.  Marchex is not responsible for the content of linked third-party sites or materials and does not make any representations regarding the content or accuracy thereof.

Non-GAAP Financial Information:

To supplement Marchex's consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA, and Adjusted non-GAAP earnings (loss) per share. Marchex also provides Enterprise Revenue, which represents revenue excluding Yellowpages.com LLC (“YP”) revenue generating contracts and other Archeo related transition activities which were insignificant.

OIBA represents income (loss) from operations excluding stock-based compensation expense. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex's management uses Adjusted OIBA, which excludes acquisition and disposition related costs and impairment of goodwill, as these items are not indicative of Marchex’s recurring core operating results. Adjusted OIBA is the basis on which Marchex's internal budgets are based and by which Marchex's management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex's consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses such as stock-based compensation, acquisition and disposition related costs, and impairment of goodwill. Adjusted EBITDA represents income (loss) before interest, income taxes, depreciation, amortization, stock compensation expense, acquisition and disposition related costs, and impairment of goodwill. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by (used in) operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex's management to measure its ability to fund operations and its financing obligations.

Financial analysts and investors may use Adjusted OIBA and EBITDA and Enterprise Revenue to help with comparative financial evaluation to make informed investment decisions. Adjusted non-GAAP earnings (loss) per share represents Adjusted non-GAAP net income (loss) applicable to common stockholders divided by GAAP diluted shares outstanding. Adjusted non-GAAP net income (loss) applicable to common stockholders generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) acquisition and disposition related costs,  (3) interest and other income (expense), and (4) impairment of goodwill. Financial analysts and investors may use Adjusted non-GAAP earnings (loss)

per share to analyze Marchex's financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company's operating performance compared to that of other companies in its industry.

Marchex's management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company's results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell
Marchex Investor Relations

Telephone: 206.331.3600
Email: ir(at)marchex.com

Or

MEDIA INQUIRIES

Marchex Corporate Communications

Telephone: 206.331.3434

Email: pr(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2017	2016	2017
Revenue	$34,412	$22,016	$70,397	$46,391
Expenses:
Service costs (1)	20,477	12,175	42,459	25,773
Sales and marketing (1)	5,649	3,471	11,171	8,463
Product development (1)	7,555	4,283	15,027	9,553
General and administrative (1)	5,833	3,394	10,495	7,424
Acquisition and disposition related costs	304	—	308	—
Total operating expenses	39,818	23,323	79,460	51,213
Impairment of goodwill	(63,305)	—	(63,305)	—
Loss from operations	(68,711)	(1,307)	(72,368)	(4,822)
Interest income (expense) and other, net	(68)	40	(75)	57
Loss before provision for income taxes	(68,779)	(1,267)	(72,443)	(4,765)
Income tax expense	12	13	25	25
Net loss applicable to common stockholders	$(68,791)	$(1,280)	$(72,468)	$(4,790)

Basic and diluted net loss per Class A and Class B share applicable to common stockholders	$(1.65)	$(0.03)	$(1.75)	$(0.11)
Shares used to calculate basic net loss per share applicable to common stockholders:
Class A	5,233	5,056	5,233	5,056
Class B	36,499	37,698	36,238	37,435
Shares used to calculate diluted net loss per share applicable to common stockholders:
Class A	5,233	5,056	5,233	5,056
Class B	41,732	42,754	41,471	42,491

(1) Includes stock-based compensation allocated as follows:
Service costs	$207	$130	$405	$255
Sales and marketing	529	63	968	469
Product development	629	207	1,161	298
General and administrative	2,136	581	2,933	1,316
Total	$3,501	$981	$5,467	$2,338

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	June 30,
	2016	2017
Assets
Current assets:
Cash and cash equivalents	$103,950	$102,429
Accounts receivable, net	18,922	15,461
Prepaid expenses and other current assets	1,531	2,004
Refundable taxes	98	94
Total current assets	124,501	119,988
Property and equipment, net	3,557	2,962
Other assets, net	214	329
Total assets	$128,272	$123,279
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$6,811	$5,098
Accrued expenses and other current liabilities	7,707	6,469
Deferred revenue	349	337
Total current liabilities	14,867	11,904
Other non-current liabilities	134	540
Total liabilities	15,001	12,444
Stockholders’ equity:
Class A common stock	53	53
Class B common stock	380	385
Treasury stock	-	(2)
Additional paid-in capital	360,422	362,810
Accumulated deficit	(247,584)	(252,411)
Total stockholders’ equity	113,271	110,835
Total liabilities and stockholders’ equity	$128,272	$123,279

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Loss from Operations to Operating Loss Before Amortization (OIBA)

and Adjusted Operating Loss Before Amortization (Adjusted OIBA)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2017	2016	2017
Loss from operations	$(68,711)	$(1,307)	$(72,368)	$(4,822)
Stock-based compensation	3,501	981	5,467	2,338
Operating loss before amortization (OIBA)	(65,210)	(326)	(66,901)	(2,484)
Acquisition and disposition related costs	304	—	308	—
Impairment of goodwill	63,305	—	63,305	—
Adjusted operating loss before amortization (Adjusted OIBA)[1]	$(1,601)	$(326)	$(3,288)	$(2,484)

Reconciliation from Net Cash used in Operating Activities to Adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2017	2016	2017
Net cash provided by (used in) operating activities	$(386)	$254	$(2,653)	$(624)
Changes in assets and liabilities	(785)	174	647	(350)
Income tax expense	12	13	25	25
Acquisition and disposition related costs	304	—	308	—
Interest (income) expense and other, net	68	(40)	75	(57)
Adjusted EBITDA[1]	$(787)	$401	$(1,598)	$(1,006)

Net cash used in investing activities	$(119)	$(906)	$(594)	$(912)

Net cash provided by (used in) financing activities	$(321)	$9	$(131)	$15

[1]	Includes reorganization costs of approximately $700,000 in Q1 2017.

Reconciliation from Revenue to Enterprise Revenue

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2017	2016	2017
Revenue	$34,412	$22,016	$70,397	$46,391
Less: YP Revenue	8,091	4,829	16,610	10,232
Less: Other	—	—	21	—
Enterprise Revenue[2]	$26,321	$17,187	$53,766	$36,159

[2]	Enterprise Revenue represents total revenue less revenue generated from our contracts with YP and other Archeo related transition activities.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Loss per Share to Adjusted Non-GAAP Loss per Share

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2017	2016	2017
Adjusted Non-GAAP loss per share	$(0.02)	$(0.01)	$(0.05)	$(0.04)

Net loss per share applicable to common stockholders - diluted (GAAP loss per share)	$(1.65)	$(0.03)	$(1.75)	$(0.11)
Shares used to calculate diluted net loss per share applicable to common stockholders	41,732	42,754	41,471	42,491

Net loss applicable to common stockholders	$(68,791)	$(1,280)	$(72,468)	$(4,790)
Stock-based compensation	3,501	981	5,467	2,338
Acquisition and disposition related costs	304	—	308	—
Impairment of goodwill	63,305	—	63,305	—
Interest (income) expense and other, net	68	(40)	75	(57)
Estimated impact of income taxes	746	115	1,093	829
Adjusted Non-GAAP loss	$(867)	$(224)	$(2,220)	$(1,680)
Adjusted Non-GAAP loss per share	$(0.02)	$(0.01)	$(0.05)	$(0.04)

Shares used to calculate diluted net loss per share applicable to common stockholders (GAAP) and Adjusted Non-GAAP loss per share	41,732	42,754	41,471	42,491